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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 1996


                         VOLUNTEER CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


          Tennessee                      1-8766                   62-0854056
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(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

P.O. Box 24300, 3401 West End Avenue, Nashville, TN                 37203
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (615) 269-1900


                                 Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         Pursuant to Securities Act Release No. 6867, Exchange Act Release No. 28094, the undersigned Registrant hereby undertakes, with respect to the Registration Statement on Form S-8 of Volunteer Capital Corporation 1982 Employee Stock Purchase Plan, Commission File No. 2-78139 (the "Registration Statement"):

         (a)     (1)      To file, during any period in which offers or sales
are being made, a post-effective amendment to this Registration Statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement.

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

provided, however, that paragraphs (1)(i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                 (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.



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                 (c)      Insofar as indemnification for liabilities arising
under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Exhibits

    Ex. 10           Amended and Restated 1982 Employee Stock Purchase Plan





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   VOLUNTEER CAPITAL CORPORATION


Date: March 29, 1996                               By:  /s/ R. Gregory Lewis
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